UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________________
FORM 8-K
_____________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2024
______________________________________________________________________________
Tradeweb Markets Inc.
(Exact name of registrant as specified in charter)
______________________________________________________________________________

Delaware	001-38860	83-2456358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1177 Avenue of the Americas New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (646) 430-6000
______________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001	TW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with organizational changes, on June 17, 2024, Tradeweb Markets Inc. (the "Company") determined that the employment of Thomas Pluta, President of the Company, will terminate effective as of September 30, 2024. In connection with the termination of his employment, Mr. Pluta will also resign from the Board of Directors of the Company (the "Board") effective as of September 30, 2024. Mr. Pluta's resignation from the Board is not due to any disagreement with the Company. Mr. Pluta is entitled to receive severance payments and benefits pursuant to the Company's Executive Severance Policy and vesting and settlement of his equity awards granted under the Company's 2019 Omnibus Equity Incentive Plan, each as consistent with a termination other than for cause and as described in the Company's 2024 Proxy Statement on DEF 14A, filed on March 28, 2024 or relevant equity award agreements filed as exhibits to the Company's periodic report on Form 10-Q on April 25, 2024.

Item 7.01. Regulation FD Disclosure.

On June 20, 2024, the Company issued a press release announcing the organizational changes. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Exhibit Description
99.1	Press Release of Tradeweb Markets Inc., dated June 20, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRADEWEB MARKETS INC.

Date: June 20, 2024	By:	/s/ Douglas Friedman
Name: Douglas Friedman
Title: General Counsel